Exhibit 32.1
Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 Of The Sarbanes-Oxley Act Of 2002
In connection with the Quarterly Report on Form 10-Q for the period ended June 30, 2007 of Horizon Offshore, Inc. (the Company) as filed with the Securities and Exchange Commission on the date hereof (the Report), I, David W. Sharp, Chief Executive Officer of the Company, certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that, to my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 6, 2007
/s/ David W. Sharp

David W. Sharp
President and Chief Executive Officer
Horizon Offshore, Inc.